CROFT LEOMINSTER

                                CROFT-LEOMINSTER
                                   VALUE FUND

                                  ANNUAL REPORT

                                 APRIL 30, 2000

                                                                   June 16, 2000


Dear Shareholder:

     From 01/01/00 to 06/16/00, your Croft-Leominster Value Fund has returned 10.3%. Over the same period, the S&P 500 Index has returned 0.2% and the Lipper Multi-Cap Value Index has returned 1.3%. The Lipper Multi-Cap Value Index is how we are measured versus funds with the same investment style.* For the calendar year ending 12/31/99, the Value Fund returned 11.3%, the Lipper Multi-Cap Value Index returned 7.8% and the S&P 500 Index returned 21.0%.*

     In our past letters to you, we highlighted our belief that many investors were ignoring fundamentals and were placing bets on companies with extremely high valuations. This has occurred several times in the past. Each of these periods of investor speculation eventually ends and the over-valued companies correct.

     The NASDAQ Index, which contains a number of these companies, declined 37.3% in a little over two months from its high value. It is now trading 24% off of its high. An even more speculative index, the Bloomberg US Internet Index dropped approximately 64% from its high.

     In contrast, our Value philosophy and patience have been rewarded. Our approach attempts to find those companies that are selling at a discount to their intrinsic value based on future earnings, cash flows and/or hidden assets. Many times these companies are out of favor with the general investment community and offer compelling rewards vs. risks. This can help to preserve investor principle when a correction occurs. For example, during the same period that the NASDAQ Index and Bloomberg US Internet Index tumbled, your Value Fund returned approximately 2.8%. The Value Fund has the following characteristics:


--------------------------------------------------------------------------------
                                   Value Fund      S&P 500 Index
--------------------------------------------------------------------------------
Estimated 2000 Price/Earnings        14.4X             25.2X
--------------------------------------------------------------------------------
Estimated Growth Rate                12.2%             11.0%
--------------------------------------------------------------------------------
Yield                                 1.0               1.0


     Your largest holding continues to be SPX Corp. SPX Corp. consists of a portfolio of 15 businesses that are focused in markets where they are the number one or two operator. Management, led by CEO John Blystone, has been instrumental in unlocking shareholder value. In the past four years, revenue has increased threefold and cash flows have grown eightfold. Operating margins have also increased by over 9%. Recently, SPX Corp. announced plans to IPO its Inrange business which manufactures fiber channel switches. We estimate that the IPO could value the Inrange business at more than 2/3 the current SPX stock price. This values the rest of its businesses very cheaply. Proceeds from the IPO can be used to pay down debt and/or to make acquisitions to fuel growth. Because of this, we expect the stock to continue to gain.

     During the past year, several investors have inquired about our approach to investing in technology and communication stocks. To reiterate, we do believe that there is a place for technology and communication companies in your fund. We have taken steps to implement this belief. The Fund's exposure in these areas are with companies that are industry leaders, have quality earnings, are reasonably valued within their sectors and have good growth rates. Most importantly, we will invest only in those companies that we feel will be in existence several years from now.

     We thank you for your investment in the Croft-Leominster Value Fund.


                                                Sincerely,

                                                Kent Croft

----------
* Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value. The Standard and Poor's 500 (S&P 500) is an unmanaged index that is widely recognized as an indicator of the overall market. The Lipper Multi-Cap Value Index is comprised of stock funds investing in companies of various size, normally those that are considered undervalued relative to major stock indexes based on price-to-current-earnings and price-to-book ratios.

Comments about the Value Fund Portfolio and the S&P 500 are as of 06/16/00.

                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND

--------------------------------------------------------------------------------

                           Average Annual Performance


                                                   Since Inception
                                        One Year        5/10/95
                                        --------        -------
                         VALUE FUND      (0.48%)        14.85%



                        Cumulative Performance Comparison
                       $10,000 Investment Since Inception*


[Graph deleted here] Graph depicts the comparison of the Value Fund, S&P 500 and the Russell 2000 Value for the period May 1995 through April 2000.



                                                      RUSSELL
          DATE          VALUE FUND     S&P 500       2000 Value
          ----          ----------     -------       ----------
         May-95        $10,000.00    $10,000.00      $10,000.00
         Jul-95        $10,300.00    $10,782.00      $10,820.00
         Oct-95        $10,489.52    $11,224.06      $10,855.71
         Jan-96        $11,513.30    $12,347.59      $11,714.39
         Apr-96        $11,856.39    $12,764.94      $12,479.34
         Jul-96        $11,563.54    $12,561.98      $11,972.68
         Oct-96        $12,848.25    $13,926.21      $12,981.98
         Jan-97        $14,208.88    $15,600.14      $14,346.38
         Apr-97        $14,071.05      $ 15,970      $14,297.61
         Jul-97        $17,145.58    $19,096.76      $16,898.34
         Oct-97        $17,958.28    $18,394.00      $17,810.85
         Jan-98        $17,478.79    $19,795.62      $18,279.28
         Apr-98          $ 20,139      $ 22,521      $20,269.89
         Jul-98          $ 17,845      $ 22,789      $17,918.58
         Oct-98          $ 16,000      $ 22,434      $16,440.30
         Jan-99          $ 17,320      $ 26,219      $17,019.00
         Apr-99          $ 20,024      $ 27,432      $17,161.96
         Jul-99          $ 19,579      $ 27,380      $17,894.77
         Oct-99          $ 18,354      $ 28,188      $16,558.03
         Jan-00          $ 18,377      $ 28,918      $16,707.06
         Apr-00          $ 19,868      $ 30,202      $17,916.65






*Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed may be worth more or less than the original value.

                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                 April 30, 2000
--------------------------------------------------------------------------------

Shares                                                           Market Value
------                                                           ------------


COMMON STOCKS - 95.15%
Auto's & Automotive Products - 1.16%
  4,150   Federal-Mogul Corp. ..............................        $    56,284
                                                                    -----------

Banks, S&L's and Brokers - 7.37%
    500   Astoria Financial Corp. ..........................             13,781
  2,415   BankAtlantic Bancorp, Inc. .......................              9,056
  1,100   BankUnited Corp. .................................             36,506
  2,600   First Union Corp. ................................             82,875
  1,600   Mellon Financial Corp. ...........................             51,400
  2,100   Summit Bancorp ...................................             53,287
  4,376   Washington Mutual Inc. ...........................            111,861
                                                                    -----------
                                                                        358,766
                                                                    -----------

Basic Materials - 0.54%
  4,200   National Steel Corp. Cl B ........................             26,250
                                                                    -----------

Brazil - 0.21%
18,000 +  Brazilian Investment Trust PLC ...................             10,260
                                                                    -----------

Building & Construction - 0.63%
  1,700   Owens Corning ....................................             30,919
                                                                    -----------

Business Services - 0.12%
    300+  Metamor Worldwide Inc. ...........................              5,812
                                                                    -----------

Capital Equipment - 2.14%
    300   Eaton Corp. ......................................             25,200
    700   Kennametal Inc. ..................................             20,125
  3,750+  Terex Corp. ......................................             58,594
                                                                    -----------
                                                                        103,919
                                                                    -----------


   The accompanying notes are an integral part of these financial statements.





                                      -4-


                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                 April 30, 2000
--------------------------------------------------------------------------------

Shares                                                           Market Value
------                                                           ------------

Chemicals - 3.19%
  2,000   CK Witco Corp. ...................................        $    23,500
  1,500   M.A. Hanna Co. ...................................             17,250
    700+  International Specialty Products Inc. ............              4,112
  4,400   Lyondell Chemical Co. ............................             80,850
    500   Union Carbide Corp. ..............................             29,500
                                                                    -----------
                                                                        155,212
                                                                    -----------
Closed-End Funds - 0.94%
    534+  India Growth Fund Inc. ...........................              6,642
  1,900+  Jardine Fleming India Fund .......................             21,850
    600+  Morgan Stanley India Invt. Fund ..................              7,275
    700+  The India Fund Inc. ..............................             10,019
                                                                    -----------
                                                                         45,786
                                                                    -----------
Consumer Cyclicals - 3.59%
    600   Armstrong World Industries Inc. ..................             11,737
    900   Black & Decker Corp. .............................             37,856
  2,800   Koninklijke Philips Electronics NV ...............            124,950
                                                                    -----------
                                                                        174,543
                                                                    -----------

Consumer Services - 1.28%
  2,458   Viad Corp. .......................................             62,372
                                                                    -----------

Financial Services - 5.60%
  2,050   Capital One Financial Corp. ......................             89,688
  3,075   Citigroup Inc. ...................................            182,770
                                                                    -----------
                                                                        272,458
                                                                    -----------

Health Care - 0.42%
    800   Becton, Dickinson, and Co. .......................             20,500
                                                                    -----------

Insurance - 4.21%
  4,500   Ace Ltd. .........................................            107,719
    800   Allstate Corp. ...................................             18,900
  1,500   Hartford Financial Services Group Inc. ...........             78,281
                                                                    -----------
                                                                        204,900
                                                                    -----------


   The accompanying notes are an integral part of these financial statements.




                                      -5-


                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                 April 30, 2000
--------------------------------------------------------------------------------

Shares                                                           Market Value
------                                                           ------------


Media & Entertainment - 7.60%
    300+  AMFM Inc. ........................................        $    19,912
  1,700+  Big City Radio Inc. ..............................              7,012
  4,700+  CBS Corp. ........................................            276,125
    300+  Cablevision Systems Cl A .........................             20,306
    800+  Fox Entertainment Group Inc. .....................             20,600
    500   News Corporation Ltd ADR .........................             25,719
                                                                    -----------
                                                                        369,674
                                                                    -----------

Multi-Industry - 11.05%
  3,200+  Alpine Group Inc. ................................             26,000
  3,401+  SPX Corp. ........................................            373,685
  3,000   Tyco International Ltd. ..........................            137,813
                                                                    -----------
                                                                        537,498
                                                                    -----------
Natural Gas - 8.24%
    900   Anadarko Petroleum Corp. .........................             39,094
  2,100   Burlington Resources Inc. ........................             82,556
 16,200+  Comstock Resources Inc. ..........................             76,950
  1,300+  Mallon Resources Corp. ...........................             10,806
 29,708+  Meridian Resource Corp. ..........................            107,692
  7,900+  Titan Exploration Inc. ...........................             39,500
  2,300   Union Pacific Resources Group Inc. ...............             44,131
                                                                    -----------
                                                                        400,729
                                                                    -----------

Oil - 3.24%
    800   Apache Corp. .....................................             38,750
 37,300+  Equity Oil Co. ...................................             71,103
  5,200+  Santa Fe Snyder Corp. ............................             47,775
                                                                    -----------
                                                                        157,628
                                                                    -----------

Paper & Forest Products - 5.54%
  3,000   Boise Cascade Corp. ..............................             97,688
 11,261+  Smurfit-Stone Container Corp. ....................            171,730
                                                                    -----------
                                                                        269,418
                                                                    -----------


   The accompanying notes are an integral part of these financial statements.


                                      -6-


                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                 April 30, 2000
--------------------------------------------------------------------------------

Shares                                                           Market Value
------                                                           ------------

Pharmaceuticals - 2.90%
  1,700   American Home Products Corp. .....................        $    95,519
    400   Warner Lambert Co. ...............................             45,525
                                                                    -----------
                                                                        141,044
                                                                    -----------

Real Estate Investment Trusts - 1.52%
  2,600   Starwood Hotels & Resorts Worldwide ..............             73,938
                                                                    -----------

Technology - 11.69%
    300+  America Online Inc. ..............................             17,944
    498   Corning Inc. .....................................             98,355
    800+  PSINet Inc. ......................................             18,550
    200   International Business Machines Corp. ............             22,325
    350+  Microsoft Corp. ..................................             24,412
    400+  Seagate Technology Inc. ..........................             20,325
    700+  Unisys Corp. .....................................             16,231
  1,449   Flextronics International Ltd. ...................            101,792
    600+  Varian Semiconductor Equipment Associates Inc. ...             40,350
    900+  American Power Conversion ........................             31,781
    400+  Conexant Systems Inc. ............................             23,950
    175   Motorola Inc. ....................................             20,836
  1,100+  Loral Space & Communications .....................             10,794
    500+  Oracle Corp. .....................................             39,969
  1,300   Lucent Technologies Inc. .........................             80,844
                                                                    -----------
                                                                        568,458
                                                                    -----------
Telephone & Cellular - 7.88%
    150+  Voicestream Wireless Corp. .......................             14,850
    300   GTE Corp. ........................................             20,325
  2,563   Sprint Corp. .....................................            157,625
  1,730+  Qwest Communications International Inc. ..........             75,039
  3,100   Williams Companies Inc. ..........................            115,669
                                                                    -----------
                                                                        383,508
                                                                    -----------




   The accompanying notes are an integral part of these financial statements.




                                      -7-


                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                 April 30, 2000
--------------------------------------------------------------------------------

Shares                                                           Market Value
------                                                           ------------


Transportation - 3.03%
  2,050+  Kansas City Southern Industries ..................        $   147,344
                                                                    -----------
Utilities - 1.06%
  3,700+  Niagara Mohawk Holdings Inc. .....................             51,338
                                                                    -----------

TOTAL COMMON STOCK (Cost $3,795,765) .......................          4,628,558
                                                                    -----------

CONVERTIBLE PREFERRED STOCKS - 0.73%
     700   Seagram Co LTD "Aces"
                   (Cost $29,046) ..........................             35,613
                                                                    -----------

MUTUAL FUNDS - 0.04%
      147   Schroder All Asia
                    (Cost $1,629) ..........................              1,770
                                                                    -----------

SHORT TERM INVESTMENTS - 2.28%
  111,024   Firstar Treasury Fund
                    (Cost $111,024) ........................            111,024
                                                                    -----------

            TOTAL INVESTMENTS
                     (Cost $3,937,464) ............. 98.20%          4,776,965

            Other assets less liabilities ..........  1.80%             87,232
                                                    ------  ------------------

            TOTAL NET ASSETS ...................... 100.00% $        4,864,197
                                                    ======  ==================

(1) Federal Tax Information: At April 30, 2000 the net unrealized appreciation based on cost for Federal Income tax purposes of $3,937,464 was as follows:

          Aggregate gross unrealized appreciation for all investments for which
          there was an excess of value over cost ...............   $ 1,330,989
          Aggregate gross unrealized depreciation for all investments for
          which there was an excess of cost over value ..........     (491,488)
                                                                    ----------
      Net unrealized appreciation ...............................  $    839,501
                                                                   ============



   The accompanying notes are an integral part of these financial statements.

                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000

--------------------------------------------------------------------------------


ASSETS:
Investments in securities, at value (cost $3,937,464) (Note 2)   $ 4,776,965
Receivable for securities sold ...............................       100,407
Receivable for Fund shares sold ..............................        10,564
Dividends and interest receivable ............................         3,274
Prepaid expenses .............................................         6,129
                                                                 -----------
        Total Assets .........................................     4,897,339
                                                                 -----------

LIABILITIES:
        Advisory fee payable (Note 3) .............$     3,089
        Payable for securities purchased ..........     14,750
        Payable for redemptions ...................        112
        Accrued expenses and other liabilities ....     15,191
                                                   -----------
        Total Liabilities ....................................        33,142
                                                                 -----------

        Net Assets ...........................................   $ 4,864,197
                                                                 ===========

NET ASSETS CONSIST OF:
        Additional paid in capital ...........................   $ 4,036,031
        Accumulated net realized loss from
                investment transactions ......................       (11,335)
        Net unrealized appreciation on
                investments ..................................       839,501
                                                                 -----------
        Net Assets ...........................................   $ 4,864,197
                                                                 ===========

Net asset value and redemption price per share
        ($4,864,197/293,622 shares
        of capital stock outstanding) (Note 4) ...............   $     16.57
                                                                 ===========


   The accompanying notes are an integral part of these financial statements.

                             CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED APRIL 30, 2000

--------------------------------------------------------------------------------


Investment Income:
Dividends ..................................................   $  44,478
Interest ...................................................       3,888
Other ......................................................          37
        Total income .......................................      48,403
                                                               ---------

Expenses:
Investment advisory fee (Note 3) ...........................      45,501
Administration fee .........................................      17,154
Legal fee ..................................................      10,947
Transfer agent fee .........................................      10,478
Printing ...................................................       7,434
Custody fee ................................................       6,168
Insurance ..................................................       5,974
Registration ...............................................       5,004
Audit fee ..................................................       3,318
Trustee fee ................................................       1,499
Other ......................................................       4,759
                                                               ---------
        Total expenses .....................................     118,236
        Less:  Expense reimbursement (Note 3) ..............     (46,435)
                                                               ---------
        Net expenses .......................................      71,801
                                                               ---------

        Net investment (loss) ..............................     (23,398)
                                                               ---------

Net Realized and Unrealized Gains
        (Losses) on Investments (Note 2)

Net realized gain from investment transactions .............     144,911
                                                               ---------
Net change in unrealized appreciation of investments .......    (136,637)
                                                               ---------

        Net realized and unrealized gain on investments ....       8,274
                                                               ---------

        Net decrease in net assets resulting from operations   $ (15,124)
                                                               =========




   The accompanying notes are an integral part of these financial statements.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                         For the Year    For the Year
                                                            Ended            Ended
                                                        April 30, 2000  April 30, 1999
                                                        --------------  --------------

Increase (Decrease) in Net Assets from Operations
Net investment loss .................................   $   (23,398)   $   (16,724)
Net realized gain (loss) from investment transactions       144,911       (156,944)
Net change in unrealized appreciation
        (depreciation) of investments ...............      (136,637)         7,115
                                                        -----------    -----------
Net decrease in net assets resulting from operations        (15,124)      (166,553)

Dividends and Distributions to Shareholders
        Distributions from net gain on investments ..             0       (105,002)
                                                        -----------    -----------

Capital Share Transaction
        Net capital share transactions (Note 4) .....       (19,194)       (93,167)
                                                        -----------    -----------

        Net decrease in net assets ..................       (34,318)      (364,722)

NET ASSETS:
Beginning of year ...................................     4,898,515      5,263,237
                                                        -----------    -----------
End of year .........................................   $ 4,864,197    $ 4,898,515
                                                        ===========    ===========




   The accompanying notes are an integral part of these financial statements.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000

--------------------------------------------------------------------------------


NOTE 1.  ORGANIZATION


     The Croft-Leominster Value Fund (the "Fund"), is a managed portfolio of the Croft Funds Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Income Fund. The Fund's investment objective is to seek growth of capital. It invest primarily (under normal market conditions, at least 65% of its total assets) in common stocks which are believed by the Manager to be undervalued and have good prospects for capital appreciation.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Security Valuation-Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Investments for which no sale is reported are valued at the last bid price.

     Federal Income Taxes-The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.

     Other-The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Croft-Leominster Inc. (the "Advisor") as its investment advisor. Under the terms of the management agreement, the Advisor receives a fee, computed daily and payable monthly at the annual rate of .94% of the Fund's average daily net asset value. Until December 31, 2001, the Advisor guarantees that the overall expense ratio for the Fund, which exclude ordinary brokerage commission incurred in the purchase or sale of portfolio securities, will not exceed 1.50%. As a result, for the year ended April 30, 2000, the Advisor accrued reimbursements to the Fund of $46,435.

                            CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000

--------------------------------------------------------------------------------

     Pursuant to a plan of Distribution the Fund pays a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.

     The Croft Funds Corporation elected to waive the 12b-1 fee for the fund on May 1, 1999. The 12b-1 fee will be waived into the forseeable future; however, the Croft Funds Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

     Certain Directors and officers of the Corporation are "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation. Each "non-interested" Director is entitled to receive an annual fee of $500 plus expenses for services relating to the Corporation.

NOTE 4. CAPITAL SHARE TRANSACTIONS

     At April 30, 2000, there was 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $4,036,031 for the Fund.

     Transactions in capital stock were as follows:

                                     For the year             For the year
                                         ended                   ended
                                    April 30, 2000           April 30, 1999
                                Shares       Amount       Shares       Amount
                                ------       ------       ------       ------

Shares sold ...............   36,366    $   568,874      146,546    $ 2,269,700

Shares issued in
reinvestment of dividends..        0              0        7,044        103,048

Shares redeemed ...........  (36,891)      (588,068)    (168,416)    (2,465,915)
                             ----------------------     -----------------------
Net increase (decrease) ...     (525)   $   (19,194)     (14,826)   $   (93,167)
                             ======================     =======================

                            CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000

--------------------------------------------------------------------------------

NOTE 5.  INVESTMENT TRANSACTIONS

     Purchases and sales, excluding short term securities, for the year ended April 30, 2000 aggregated $2,625,012, and $2,875,627, respectively, for the Fund.

NOTE 6.  DISTRIBUTION TO SHAREHOLDERS

     During the year ended April 30, 2000, the Fund did not declare any dividends.

NOTE 7.  RECLASSIFICATIONS

     In accordance with accounting pronouncements, the Fund has recorded a reclassification in its capital accounts. As of April 30, 2000 the fund recorded permanent book/tax differences of ($23,398) from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income on a tax basis which is considered to be more informative to shareholders.

                            CROFT FUNDS CORPORATION
                           CROFT-LEOMINSTER VALUE FUND
                              FINANCIAL HIGHLIGHTS
             (For a fund share outstanding throughout each period)



                                                               For the       For the       For the        For the      May 4, 1995
                                                             year ended    year ended    year ended      year ended      through
                                                              April 30,     April 30,      April 30,      April 30,     April 30,
                                                                2000           1999          1998           1997          1996*
                                                                ----           ----          ----           ----          -----

        Net asset value, beginning of period ..........   $      16.65  $      17.03  $      13.32  $      11.74  $      10.00
                                                          ------------  ------------  ------------  ------------  ------------

Income (loss) from investment operations:
        Net investment income .........................          (0.08)        (0.04)         0.00          0.04          0.10
        Net realized and unrealized gain on
                investments ...........................           0.00         (0.10)         5.49          2.11          1.75
                                                          ------------  ------------  ------------  ------------  ------------

        Total from investment operations ..............          (0.08)        (0.14)         5.49          2.15          1.85
                                                          ------------  ------------  ------------  ------------  ------------

Less distributions:
        Dividends from net investment income ..........           0.00          0.00          0.00         (0.05)        (0.07)
        Distribution from net realized capital
        gains from security transactions ..............           0.00         (0.24)        (1.78)        (0.52)        (0.04)
                                                          ------------  ------------  ------------  ------------  ------------

        Total distributions ...........................           0.00         (0.24)        (1.78)        (0.57)        (0.11)
                                                          ------------  ------------  ------------  ------------  ------------

Net asset value, end of period ........................   $      16.57  $      16.65  $      17.03  $      13.32  $      11.74
                                                          ============  ============  ============  ============  ============

Total return** ........................................          (0.48%)       (0.63%)       43.14%        18.71%        18.57%

Ratios/Supplemental data:
        Net assets end of period (in 000's) ...........   $      4,864     $   4,899     $   5,263     $   2,064     $   1,255
        Ratio of expenses to average net assets
                before reimbursement ..................           2.47%         2.59%         2.75%         5.40%        1.50%^
        Ratio of expenses to average net assets
                after reimbursement ...................           1.50%         1.50%         1.50%         1.50%        1.50%^
        Ratio of net investment income (loss) to
                average net assets before reimbursement          (1.01%        (1.37%)       (1.25%)       (3.56%)       0.89%^
        Ratio of net investment income (loss) to
                average net assets, after reimbursement          (0.49%)       (0.29%)        0.00%         0.34%        0.89%^
        Portfolio turnover rate .......................          55.66%        89.33%        80.98%       105.72%       65.38%


----------

*       Commencement of operations
**      Based on net asset value per share
^       Annualized




   The accompanying notes are an integral part of these financial statements.

                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and
Board of Directors
Croft-Leominster Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Croft-Leominster Value Fund (one of a series constituting the Croft Funds Corporation) as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of April 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Croft-Leominster Value Fund of the Croft Funds Corporation as of April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
May 25, 2000

                                CROFT LEOMINSTER

                                 1-800-746-3322

                                CROFT LEOMINSTER
                                  INCOME FUND




                                 ANNUAL REPORT

                                 APRIL 30, 2000







                                                                   June 16, 2000




Dear Fellow Shareholders,

        From 01/01/00 - 06/16/00, your Croft-Leominster Income Fund has returned 1.4*%. The Fund's current yield is approximately 8.0%.

        The US economy remains robust. The longest post-war economic expansion continues. Unemployment stands at approximately 3.9%, which is near a historical low. Because of this, the Federal Reserve Bank fears that employers competing for labor will push wages higher and cause inflationary pressure in the economy. The Federal Reserve Bank continues to be proactive in its fight to keep the economy from overheating. Since April 1999, the Fed has increased the Federal Funds Rate six times by a total of 1.75%. The Fed Funds Rate is now 6.50%, its highest level since January of 1991.

        This environment has been a challenging one for corporate bond investors. However, the good news is that recent economic data is showing signs that the Federal Reserve Bank's actions are working and the economic growth is slowing to a more benign level. We believe that we are nearing the end of Fed tightening which should lead to a nice rally in the bond market.

        As of May 31, 2000, the Income Fund has the following characteristics: weighted average yield to maturity of 9.4%, weighted average duration of 8 years and weighted average maturity of 18.4 years. We continue to manage credit risk by investing for strong diversification. We hold 67 corporate bond issues which are spread among 19 industries.

        Thank you for your investment in the Croft-Leominster Income Fund.

        With kindest regards,

                                                Sincerely,

                                                Kent Croft


-------------

        * Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND


--------------------------------------------------------------------------------

                    AVERAGE ANNUAL TOTAL RETURN PERFORMANCE

                                                       SINCE INCEPTION
                       ONE YEAR        FIVE YEARS        (01/01/92)*
                       --------        ----------        -----------
        INCOME FUND     (2.40%)           6.95%           10.49%


* The performance data quoted includes past performance of the Leominster Income Limited Partnership, the predecessor to the Croft-Leominster Income Fund. This past performance has been adjusted for fees and expenses for the periods prior to inception of the Croft-Leominster Income Fund on May 4, 1995. The Leominster Income Limited Partnership was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.

Total return takes into account all distributions made by the Fund, as well as changes in share price over the period. Past performance is not indicative of future results.

                       CUMULATIVE PERFORMANCE COMPARISON
                      $10,000 INVESTMENT SINCE INCEPTION*

[GRAPH DELETED HERE]

Graph shown here depicts the comparison of Croft-Leominster Income LP/Income Fund and the Lehman Brothers Int Govt/Corp Bond Index from January 1992 through April 2000.


                          CROFT          LEHMAN BROTHERS
          DATE         INCOME FUND*         RETURN
          ----         ------------         -------

         Jan-92        $10,000.00          $10,000.00
         Mar-92        $10,720.00           $9,909.00
         Jun-92        $11,325.68          $10,301.40
         Sep-92        $11,716.42          $10,755.69
         Dec-92        $11,845.30          $10,716.97
         Mar-93        $12,733.69          $11,142.43
         Jun-93        $13,241.77          $11,383.11
         Sep-93        $13,580.76          $11,639.23
         Dec-93        $13,913.49          $11,657.85
         Mar-94        $13,422.34          $11,421.20
         Jun-94        $13,180.74          $11,352.67
         Sep-94        $13,245.32          $11,445.76
         Dec-94        $13,081.08          $11,433.17
         Mar-95        $13,879.03          $11,933.94
         May-95        $14,498.03          $12,141.59
         Jul-95        $14,918.47          $12,532.55
         Oct-95        $15,743.47          $12,879.70
         Jan-96        $16,601.49          $13,298.30
         Apr-96        $15,972.29          $13,029.67
         Jul-96        $16,333.26          $13,196.45
         Oct-96        $17,133.59          $13,627.97
         Jan-97        $17,555.08          $13,772.43
         Apr-97        $17,655.14            $ 13,866
         Jul-97        $19,014.59            $ 14,394
         Oct-97        $19,309.32            $ 14,649
         Jan-98        $20,021.83            $ 15,002
         Apr-98          $ 20,188            $ 15,142
         Jul-98          $ 20,594            $ 15,404
         Oct-98          $ 20,143            $ 16,023
         Jan-99          $ 20,818            $ 16,174
         Apr-99          $ 20,776            $ 16,104
         Jul-99          $ 20,298            $ 15,977
         Oct-99          $ 20,402            $ 16,180
         Jan-00          $ 20,318            $ 16,087
         Apr-00          $ 20,275            $ 16,350




*Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed may be worth more or less than the original value.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2000

--------------------------------------------------------------------------------


SHARES                                                                               MARKET VALUE
------                                                                               ------------
COMMON STOCKS-D 2.79%

Closed-End Funds-D 2.46%
     6,200   Alliance World Dollar Govt. II .......................................       54,250
     4,500   Salomon Brothers Worldwide Income Fund ...............................       50,625
    10,300   Templeton Emerging Markets Income Fund ...............................       95,919
                                                                                     -----------
                                                                                         200,794
                                                                                     -----------
Utilities-D 0.33%
     1,400   Edison International .................................................   $   26,688
                                                                                     -----------
        TOTAL COMMON STOCKS (Cost $262,501) ......................................       227,482
                                                                                     ===========

PREFERRED STOCKS-D 1.12%
     2,820   Conseco Financing Trust, 8.70%, 09/30/28 .............................       29,962
     2,100   Foster Wheeler Trust, 9.00%, 01/15/29 ................................       34,125
     1,400   Oxy Capital Trust, 8.16%, 01/20/39 ...................................       27,650
                                                                                     -----------
TOTAL PREFERRED STOCKS-D (Cost $158,000) ..........................................       91,737
                                                                                     ===========



Principal Value
---------------
CORPORATE BONDS- 93.08%
Autos & Automotive Products-D 1.48%
$  150,000   Federal Mogul Global Notes, 7.75%, 07/01/06 ..........................   $  120,701
                                                                                     -----------

Building Materials & Housing- 2.70%
    50,000   Owens-Corning, Debentures, 7.50%, 08/01/18 ...........................       40,029
   200,000   Owens-Corning, Notes, 7.70%, 05/01/08 ................................      180,515
                                                                                      ----------
                                                                                         220,544
                                                                                     -----------
Cable TV & Cellular Telephone- 4.60%
      185,000    CF Cable TV Inc. Senior Secured Notes,
                     9.125%, 07/15/07 .............................................       194,075
      100,000    Tele-Communications Inc. Notes,
                     7.875%, 08/01/13 ............................. ...............        99,776
       80,000    Tele-Communications Inc. Senior Debentures,
                     8.75%, 02/15/23 ..............................................        81,341
                                                                                      -----------
                                                                                          375,192
                                                                                      -----------
Capital Goods- 1.15%
       90,000    Caterpillar Inc. Sinking Fund Debentures,
                    9.75%, 06/01/19 .............................................          93,999
                                                                                      -----------





   The accompanying notes are an integral part of these financial statements.



                                     - 3 -







                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2000

--------------------------------------------------------------------------------
PRINCIPAL VALUE                                                                       MARKET VALUE
---------------                                                                       ------------

Chemicals-3.22%
$   35,000   ARCO Chemical Co. Debentures, 9.90%, 11/01/00 ........................   $   34,968
    65,000   ARCO Chemical Co. Debentures, 10.25%, 11/01/10 .......................       63,638
   105,000   ARCO Chemical Co. Debentures, 9.80%, 02/01/20 ........................       98,440
    75,000   Agrium Inc Debentures (Yankee), 7.80%, 02/01/27 ......................       65,421
                                                                                      ----------
                                                                                         262,467
                                                                                      ----------

Containers & Paper-20.42%
   150,000   Abitibi-Consolidated, Debentures, 7.40%, 04/01/18 ....................      127,906
   175,000   Champion International, Debentures, 7.625%, 09/01/23 .................      156,081
    46,000   Georgia Pacific Corp. Debentures, 9.875%, 11/01/21 ...................       47,044
   380,000   Georgia Pacific Corp. Debentures, 9.625%, 03/15/22 ...................      377,867
   700,000   Georgia Pacific Corp. Debentures, 9.125%, 07/01/22 ...................      674,507
    50,000   Owens-Illinois Inc. Senior Unsecured Debentures, 7.80%, 05/15/18 .....       43,027
   140,000   Stone Container Corp. Senior Subordinated Debentures, 10.75%, 04/01/02      139,650
   100,000   Stone Container Corp. Senior Subordinated Units, 12.25%, 04/01/02 ....      100,000
                                                                                      ----------
                                                                                       1,666,082
                                                                                      ----------

Electric & Gas Utilities- 3.40%
    40,000   Houston Lighting & Power, 1st Mortgage, 8.75%, 03/01/22 ..............       40,355
    70,000   Monongahela Power, 1st Mortgage, 8.625%, 11/01/21 ....................       71,610
   115,000   Old Dominion Electric, 1st Mortgage, 8.76%, 12/01/22 .................      119,141
    50,000   Portland General Electric, 1st Mortgage, 7.75%, 04/15/23 .............       46,449
                                                                                      ----------
                                                                                         277,555
                                                                                      ----------

Energy & Energy Services- 8.25%
    65,000   Global Marine Inc, Notes, 7.00%, 06/01/28 ............................       55,530
    50,000   Magnum Hunter Res, Debentures, 10.00%, 06/01/07 ......................       43,500
   135,000   Mariner Energy Corp. Senior Subordinated Notes, 10.50%, 08/01/06 .....      120,150
   100,000   Mobil Corp. Debentures, 8.00%, 08/12/32 ..............................      103,026
   240,000   Occidental Petroleum, Debentures, 7.20%, 04/01/28 ....................      204,105
   125,000   Panaco Inc. Notes, 10.625%, 10/01/04 .................................       98,125
    50,000   YPF Sociedad Anonima, Notes, 8.00%, 02/15/04 .........................       48,772
                                                                                      ----------
                                                                                         673,208
                                                                                      ----------


   The accompanying notes are an integral part of these financial statements.

                                      -4-




                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2000

--------------------------------------------------------------------------------
PRINCIPAL VALUE                                                                       MARKET VALUE
---------------                                                                       ------------



Environmental Service/Pollution Control-D 0.52%
$   50,000   Waste Management Inc Debentures, 7.65%, 03/15/11 .....................   $   42,464
                                                                                      ----------

Financial Services-D 7.75%
   105,000   APP International Finance, Global Bond, 11.75%, 10/01/05 .............       85,050
   100,000   Ace Capital Trust II, 9.70%, 04/01/30 ................................      100,412
   123,000   Aetna Services Inc. Debentures, 8.00%, 01/15/17 ......................      114,558
    95,000   Aetna Services Inc. Debentures, 7.25%, 08/15/23 ......................       80,889
   105,000   Lincoln National Corp. Debentures, 9.125%, 10/01/24 ..................      109,634
   180,000   Reliance Group Holdings, Senior Subordinated
                Debentures, 9.75%, 11/15/03 .......................................      122,400
    20,000   Washington Mutual Cap Company Guarantee, 8.375%, 06/01/27 ............       18,976
                                                                                      ----------
                                                                                         631,919
                                                                                      ----------

Food & Drug Producers-D 2.38%
    80,000   Borden Inc. Sinking Fund Debentures, 9.25%, 06/15/19 .................       71,326
    80,000   Dura Pharmaceuticals Convertible, 3.50%, 07/15/02 ....................       65,500
    55,000   Rhone-Poulenc Rorer (Yankee) Debentures, 8.62%, 01/05/21 .............       57,557
                                                                                      ----------
                                                                                         194,383
                                                                                      ----------

Gas & Gas Transmission-D 1.52%
    40,000   Bellwether Exploration Co. Senior Subordinated,
                 10.875%, 04/01/07                                                       36,000
    100,000  KN Energy Inc, Debentures, 7.25%, 03/01/28                                  87,841
                                                                                      ----------
                                                                                        123,841
                                                                                      ----------
Industrial Goods-D 12.38%
    60,000   Crown Cork & Seal, Debentures, 8.00%, 04/15/23 .......................       48,910
    75,000   Cummins Engine Company, Inc. Debentures (Puts), 6.75%, 02/15/27 ......       69,812
    85,000   National Equipment Services, Senior Subordinated Notes,
                 10.00%, 11/30/04 .................................................       76,925
    50,000   Terex Corp. Company Guarantee, 8.875%, 04/01/08 ......................       44,375
    50,000   Tyco International Group SA Company Guarantee,
                 6.875%, 01/15/29 .................................................       42,119
    65,000   Westinghouse Electric Corp. Debentures, 8.625%, 08/01/12 .............       68,351
   670,000   Westinghouse Electric Corp. Debentures, 7.875%, 09/01/23 .............      659,149
                                                                                      ----------
                                                                                       1,009,641
                                                                                      ----------


   The accompanying notes are an integral part of these financial statements


                                      -5-







                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2000

--------------------------------------------------------------------------------
PRINCIPAL VALUE                                                                       MARKET VALUE
---------------                                                                       ------------

Media & Entertainment-D 8.80%
$  200,000   CBS Inc. Senior Debentures, 8.875%, 06/01/22 .........................   $  203,781
   100,000   Granite Broadcasting, Senior Subordinated Notes,
                               10.375%, 05/15/05 ..................................       94,500
   345,000   Time Warner Inc. Debentures, 9.15%, 02/01/23 .........................      373,551
    45,000   Time Warner Entertainment Senior Debentures, 8.375%, 03/15/23 ........       45,633
                                                                                      ----------
                                                                                         717,465
                                                                                      ----------
Metals & Mining-D 5.74%
   180,000   Alcan Aluminum Ltd. Debentures, 8.875%, 01/15/22 .....................      182,865
   285,000   USX Corp. Debentures, 8.50%, 03/01/23 ................................      285,418
                                                                                      ----------
                                                                                         468,283
                                                                                      ----------
Miscellaneous Consumer Goods & Services-D 1.01%
    10,000   Eastman Kodak Co. Notes, 9.375%, 03/15/03 ............................       10,411
    75,000   Tenneco Packaging Debentures, 8.125%, 06/15/17 .......................       71,770
                                                                                      ----------
                                                                                          82,181
                                                                                      ----------
Retail Stores-D 1.41%
   115,000   Great Atlantic & Pacific Tea Co. Unsecured Notes, 7.75%, 04/15/07 ....      102,183
    30,000   Rite Aid Corp Notes, 7.125%, 01/15/07 ................................       12,450
                                                                                      ----------
                                                                                         114,633
                                                                                      ----------
Technology-D .56%
    50,000   Lockheed Martin Corp Company Guarantee, 7.65%, 05/01/16 ..............       45,726
                                                                                      ----------

Telephones-D 5.79%
    50,000   BellSouth Telecommunications, Debentures, 7.875%, 08/01/32 ...........       46,943
   125,000   GTE Corp. Debentures, 8.75%, 11/01/21 ................................      134,222
    70,000   New York Telephone Co. Debentures, 9.375%, 07/15/31 ..................       72,074
    18,749   Nynex Corp. Amortized Debentures, 9.55%, 05/01/10 ....................       19,499
   135,000   U.S. West Communications, Debentures, 8.875%, 06/01/31 ...............      136,719
    62,000   Williams Communication Group Senior Notes, 10.875%, 10/01/09 .........       62,620
                                                                                      ----------
                                                                                         472,077
                                                                                      ----------

TOTAL CORPORATE BONDS-D (Cost $8,094,205)                                              7,592,361
                                                                                      ----------




   The accompanying notes are an integral part of these financial statements.

                                      -6-





 CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 APRIL 30, 2000

--------------------------------------------------------------------------------
PRINCIPAL VALUE                                                                       MARKET VALUE
---------------                                                                       ------------


SHORT TERM INVESTMENTS-D 0.32%
$     25,957    Firstar Treasury Fund

TOTAL SHORT TERM INVESTMENTS-D (Cost $25,957) .................................    $       25,957
                                                                                   -------------

TOTAL INVESTMENTS (Cost $8,540,663)                              97.31%                 7,937,537

Other assets less liabilities                                     2.69%                   219,437
                                                                ------             --------------
TOTAL NET ASSETS                                                100.00%            $    8,156,974
                                                                ======             ==============



(1) Federal Tax Information: At April 30, 2000 the net unrealized appreciation based on cost for Federal Income tax purposes of $8,603,120 was as follows:

          Aggregate gross unrealized appreciation for all investments for which there was
          an excess of value over cost                                             $     150,507

          Aggregate gross unrealized depreciation for all investments for which there was
          an excess of cost over value                                                  (753,633)
                                                                                   -------------

        Net unrealized depreciation                                                $    (603,126)
                                                                                   =============



   The accompanying notes are an integral part of these financial statements.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2000

--------------------------------------------------------------------------------



ASSETS:
Investments in securities, at value (cost $8,540,663) (Note 2)   $7,937,537
Receivables for securities ...................................       66,551
Dividends and interest receivable ............................      183,968
Prepaid expenses .............................................        3,587
                                                                 ----------
        Total Assets .........................................    8,191,643
                                                                 ----------

LIABILITIES:
        Advisory fee payable (Note 3) ...............  $      892
        Payable for redemptions .....................       3,585
        Accrued expenses and other liabilities ......      30,192
                                                       ----------

Total Liabilities ............................................       34,669
                                                                 ----------

Net Assets ...................................................   $8,156,974
                                                                 ----------

NET ASSETS CONSIST OF:
Additional paid in capital ...................................   $8,941,618
Accumulated net investment income ............................        7,276
Accumulated net realized loss from
        investment transactions ..............................     (188,794)
Net unrealized depreciation on investments ...................     (603,126)
                                                                 ----------

Net Assets ...................................................   $8,156,974
                                                                 ==========

Net asset value and redemption and offering price per share
        ($8,156,974/864,547 shares
of capital stock outstanding) (Note 6) .......................   $     9.43
                                                                 ==========



   The accompanying notes are an integral part of these financial statements.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 30, 2000

--------------------------------------------------------------------------------


Investment Income:
Interest ...................................................   $ 739,835
Dividends ..................................................      48,178
                                                               ---------
        Total income .......................................     788,013

Expenses:
Investment advisory fees (Note 3) ..........................      71,079
Administration fees ........................................      18,603
Audit fees .................................................      14,338
Legal fees .................................................      11,202
Transfer agent fees ........................................      10,042
Printing ...................................................       6,225
Insurance ..................................................       5,958
Custody fees ...............................................       5,215
Registration fees ..........................................       4,991
DirectorsO fees and expenses ...............................         483
Other ......................................................      13,287
                                                               ---------

        Total expenses .....................................     161,423

        Less:  Expense reimbursement (Note 3) ..............     (62,452)
                                                               ---------

        Net expenses .......................................      98,971
                                                               ---------

        Net investment income ..............................     689,042
                                                               ---------

Net Realized and Unrealized Gains
        (Losses) on Investments (Note 2)
Net realized loss from investment transactions .............    (107,608)
Net change in unrealized depreciation of investments .......    (814,802)
                                                               ---------

        Net realized and unrealized loss on investments ....    (922,410)
                                                               ---------

        Net decrease in net assets resulting from operations   $(233,368)
                                                               =========



   The accompanying notes are an integral part of these financial statements.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------



                                                                           For the year        For the year
                                                                              ended               ended
                                                                           April 30, 2000      April 30, 1999
                                                                           --------------      --------------


Increase (Decrease) in Net Assets from Operations:
Net investment income ...................................................   $    689,042    $    723,188
Net realized (loss) from investment transactions ........................       (107,608)        (34,024)
Net change in unrealized depreciation of investments ....................       (814,802)       (369,529)
                                                                            ------------    ------------
Net increase (decrease) in net assets resulting from operations                 (233,368)        319,635

Dividends and Distributions to shareholders:
Net investment income ($.79 and .76 per share, respectively) ............       (701,930)       (712,264)
Capital gains ($.00 and .03 per share, respectively) ....................              0         (30,145)
                                                                            ------------    ------------
Total dividends and distributions .......................................       (701,930)       (742,409)
                                                                            ------------    ------------

Capital Share Transaction
Net capital share transactions (Note 4) .................................     (1,028,911)        653,902
                                                                            ------------    ------------

Net increase (decrease) in net assets ...................................     (1,964,209)        231,128

NET ASSETS:
Beginning of year .......................................................     10,121,183       9,890,055
                                                                            ------------    ------------

End of year .............................................................   $  8,156,974    $ 10,121,183
                                                                            ============    ============




   The accompanying notes are an integral part of these financial statements.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000

--------------------------------------------------------------------------------



NOTE 1.  ORGANIZATION

     The Croft-Leominster Income Fund (the "Fund"), is a managed portfolio of the Croft Funds Corporation, a diversified open-end management investment company registered under the Investment Company Act of 1940. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Value Fund. It was organized in 1994 to succeed to the business of Croft-Leominster Inc.'s Leominster Income Limited Partnership, an investment company organized as a limited partnership which commenced operations January 1, 1992 for the purpose of investing the partners' capital in securities under professional investment management. This succession occurred on May 4, 1995 when the partnership's net assets aggregating $3,175,041 were transferred to the Croft-Leominster Income Fund in exchange for 317,504 shares of the Fund's capital stock. As a result of transferring such assets at their market value, the change in unrealized appreciation of investments for the period, as shown in the Statement of Operations will not equal the current unrealized appreciation at April 30, 2000 as shown in the Statement of Assets and Liabilities and the Schedule of Investments. The Croft-Leominster Income Fund seeks a high level of current income with moderate risk of principal by investing primarily in a diversified portfolio of investment grade fixed-income securities.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Security Valuation-Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Investments, for which no sale is reported, are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000

--------------------------------------------------------------------------------


     Federal Income Taxes-The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required. Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year's net realized gains.

     Other-The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES.

     The Fund retains Croft-Leominster Inc. (the "Adviser") as its investment adviser. Under the terms of the agreement the Adviser receives a fee, computed daily and payable monthly at the annual rate of .79% of the Income Fund's average daily net assets. Until December 31, 2001, the Adviser guarantees that the overall expense ratio for the Income Fund, which exclude ordinary brokerage commissions incurred in the purchase or sale of portfolio securities, will not exceed 1.10%. As a result, for the year ended April 30, 2000, the Adviser accrued reimbursements to the Fund of $62,452.

     Pursuant to a plan of Distribution the Fund pays a distribution fee of up to .25% of the average daily net assets to Broker-Dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.

     The Croft Funds Corporation elected to waive the 12b-1 fee for the Fund on August 23, 1995. The 12b-1 fee will be waived into the foreseeable future; however, the Croft Funds Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

     Certain Directors and officers of the Corporation are "interested persons" (as defined in the Investment Company Act of 1940) of the Corporation. Each "non-interested" Director is entitled to receive an annual fee of $500 plus expenses for services relating to the Corporation.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2000

--------------------------------------------------------------------------------



NOTE 4. CAPITAL SHARE TRANSACTIONS

     As of April 30, 2000 there was 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $8,941,618 for the Fund.

Transactions in capital stock were as follows:

                                     For the year           For the year
                                        ended                   ended
                                    April 30, 2000           April 30, 1999
                                Shares      Amount        Shares       Amount
                                ------      ------        ------       ------
Shares sold ...............     33,076    $   330,901     193,507   $ 2,061,975

Shares issued in
reinvestment of dividends..     70,385        697,538      40,710       435,209

Shares redeemed ...........   (205,246)    (2,057,350)   (171,201)   (1,843,282)
                             ------------------------    ----------------------
Net increase (decrease) ...   (101,785)   $(1,028,911)     63,016   $   653,902
                             ========================    ======================


NOTE 5.  INVESTMENT TRANSACTIONS

     Purchases and sales, excluding short-term securities, for the year ended April 30, 2000 aggregated $514,008 and $1,449,171, respectively, for the Fund.

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

     The Fund makes dividend distributions quarterly. During the year ended April 30, 2000, distributions of $0.79 aggregating $701,930 were declared from net investment income.

NOTE 7.  CARRYOVERS

At April 30, 2000, the Fund had unused capital loss carryforwards of $141,295 available to offset future gains, if any, for Federal income tax purposes. The capital loss carryforward expires in 2008.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                              FINANCIAL HIGHLIGHTS
             (For a fund share outstanding throughout each period)


                                                  For the        For the          For the       For the      May 4, 1995*
                                                 year ended     year ended       year ended    year ended     through
                                                  April 30,      April 30,        April 30,     April 30,     April 30,
                                                    2000           1999             1998         1997          1996
                                                    ----           ----             ----         ----          ----

Net asset value, beginning of period .......   $      10.47  $       10.95  $      10.40  $      10.25  $      10.00
                                               ------------  -------------  ------------  ------------  ------------

Income (loss) from investment operations
Net investment income ......................           0.76           0.77          0.81          0.79          0.73
Net realized and unrealized gain(loss) on
        investments ........................          (1.02)         (0.46)         0.65          0.26          0.28
VTotal from investment operations ...........          (0.26)          0.31          1.46          1.05          1.01
                                               ------------  -------------  ------------  ------------  ------------

Less distributions
Dividends from net investment income .......          (0.78)         (0.76)        (0.78)        (0.84)        (0.73)
Distribution from realized gains from
        security transactions ..............           0.00          (0.03)        (0.13)        (0.06)        (0.03)
                                               ------------  -------------  ------------  ------------  ------------
Total distributions ........................          (0.78)         (0.79)        (0.91)        (0.90)        (0.76)
                                               ------------  -------------  ------------  ------------  ------------

Net asset value, end of period .............   $       9.43  $       10.47  $      10.95  $      10.40  $      10.25
                                               ============  =============  ============  ============  ============

Total return** .............................          (2.40%)         2.91%        14.36%        10.56%        10.17%

Ratios/Supplemental data
Net assets end of period (in 000's) ........           8,157         10,121         9,890         7,419         6,450
Ratio of expenses to average net assets,
        before reimbursement ...............           1.79%          1.78%         1.59%         1.90%         1.10%^
Ratio of expenses to average net assets,
        after reimbursement ................           1.10%          1.10%         1.10%         1.10%         1.10%^
Ratio of net investment income
        (loss) to average net assets, before
        reimbursement ......................           6.97%          6.47%         6.90%         6.76%         7.35%^
Ratio of net investment income
        (loss) to average net assets,
        after reimbursement ................           7.66%          7.15%         7.38%         7.57%         7.35%^
Portfolio turnover rate ....................           5.87%         13.45%        15.62%        13.73%        13.76%^



----------
*    Commencement of operations
** Based on net asset value per share.
^    Annualized


   The accompanying notes are an integral part of these financial statements.

                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and
Board of Directors
Croft-Leominster Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Croft-Leominster Income Fund (one of a series constituting the Croft Funds Corporation) as of April 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of April 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Croft-Leominster Income Fund of the Croft Funds Corporation as of April 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
May 25, 2000

                                CROFT LEOMINSTER

                                 1-800-746-3322